POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED FEBRUARY 29, 2016 TO THE

SUMMARY PROSPECTUS DATED AUGUST 28, 2015, AS PREVIOUSLY SUPPLEMENTED

DECEMBER 4, 2015 OF:

PowerShares S&P 500 BuyWrite Portfolio

This supplement supercedes and replaces the supplement dated December 4, 2015.

Effective immediately, Brian Picken is no longer a Portfolio Manager of the Fund. Accordingly, on page 3, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	October 2013

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

Richard Ose	Vice President and Portfolio Manager of the Adviser	October 2013

Tony Seisser	Vice President and Portfolio Manager of the Adviser	August 2014

Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015”

Please Retain This Supplement for Future Reference.

P-PBP-SUMPRO-1 SUP-2 022916